UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 29, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

February 29, 2012

Annual

Repor t

Western Asset

Emerging Markets

Debt Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Emerging Markets Debt Portfolio

Fund objective

The Fund seeks to maximize total return.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Debt Portfolio for the twelve-month reporting period ended February 29, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 30, 2012

Western Asset Emerging Markets Debt Portfolio	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended February 29, 2012. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.1% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors constraining economic growth were the weak job market and continued strains in the housing market. While there was some improvement during the second half of the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. After dipping to 8.9% in March 2011, unemployment moved back to 9.0% in April. Unemployment stayed at or above 9.0% over the next five months before declining to 8.9% in October. Unemployment then moved lower during three out of the next four months and was 8.3% in February 2012, the lowest rate since February 2009. The housing market showed some encouraging signs, although it still appears to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in early 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated, but increased during three of the last five months of the period. While the inventory of unsold homes moved up slightly versus the previous month in February 2012, home prices edged higher. The NAR reported that the median existing-home price for all housing types was $156,600 in February 2012, up 0.3% from February 2011.

The manufacturing sector overcame a soft patch in the summer of 2011 and expanded at a stronger pace during much of the remainder of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. In February, the PMI dipped to 52.4.

While the U.S. economy gained some traction during the reporting period, growth generally moderated overseas. In January 2012, the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. This was due, in part, to the IMF’s expectation that the Eurozone would experience “a mild recession in 2012 as a result of the rise in sovereign yields, the effects of bank deleveraging on the real economy, and the impact of additional fiscal consolidation.” The IMF now anticipates 2012 growth will be -0.5% in the Eurozone and 1.7% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its 2012 projection for the former from 6.1% to 5.4%.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and

IV	Western Asset Emerging Markets Debt Portfolio

Investment commentary (cont’d)

0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” During its meeting in March (after the reporting period ended) the Fed said that it “expects moderate economic growth over coming quarters and consequently anticipates that the unemployment rate will decline gradually toward levels that the Committee judges to be consistent with its dual mandate.”

Due to mounting economic challenges in the Eurozone, the European Central Bank (“ECB”) shifted its monetary policy during the reporting period. Citing inflationary pressures, the ECB raised interest rates in April 2011 from 1.00% to 1.25%, and then to 1.50% in July. However, with growth moderating and given the ongoing European sovereign debt crisis, the ECB lowered interest rates to 1.25% in November and 1.00% in December, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China and India, raised interest rates during the reporting period in an effort to ward off inflation. However, with growth rates declining, both China and India lowered their cash reserve ratio for banks toward the end of the reporting period. This could be a precursor to lowering interest rates if global growth stalls further.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

March 30, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The Fund may invest without limit in high-yield debt securities and related investments rated below investment grade (that is, securities rated below Baa/BBB), or, if unrated, determined to be of comparable credit quality. The Fund may invest up to 50% of its assets in non-U.S. dollar-denominated fixed-income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt, such as participations in loans between governments and financial institutions. The portfolio managers invest in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i or categorized by the World Bank in its annual categorization as middle- or low-income.

Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

The managers believe attractive risk-adjusted returns on investments in emerging markets debt can be achieved through superior country selection driven by fundamental analysis, rigorous analysis of specific sectors and securities in each country and a focus on managing risk through active management.

The managers actively manage the portfolio which invests in various government and corporate issuers of emerging market countries. To do this, the managers assimilate the top-down global economic views of Western Asset Management Company (“Western Asset”), the Fund’s subadviser, with analysts’ fundamental views on the investment opportunity set within each emerging market country, as well as relative value opportunities that may exist across countries, sectors or regions. This is done in an effort to build and maintain a portfolio that generates superior risk-adjusted returns. In allocating among different countries, the following are some of the factors the managers consider: currency, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, fiscal policies, political outlook and tax environment. The managers then select those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the level of credit, interest rate, liquidity, or other risks assumed through the purchase of such a security. The managers engage in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

What were the overall market conditions during the Fund’s reporting period?

A. The emerging market debt asset class posted strong results during the twelve

2	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Fund overview (cont’d)

months ended February 29, 2012, with the EMBI Global gaining 13.92%.

There were a host of macro issues for investors to contend with during the reporting period, including the repercussions from the Arab Spring, the devastating natural disaster in Japan, the ongoing European sovereign debt crisis, Standard & Poor’s rating downgrade of U.S. sovereign debt, slowing growth outside the U.S. and fears of a hard landing for China’s economy. Despite these challenges and periods of heightened volatility, the EMBI Global performed well, rising ten of the twelve months covered by this report. Supporting emerging market debt prices were strong economic growth in many emerging market countries and sovereign balance sheets that were generally on solid footing, especially when compared to their developed country counterparts. While several periods of extreme risk aversion triggered investor flights to quality, most notably in September 2011, these proved to be only temporary setbacks. In each case, demand for emerging market debt quickly resumed as investors looked to generate incremental yield in the low interest rate environment.

While emerging market debt, in aggregate, performed well during the reporting period, there were some notable differences in the returns of the three sub-sectors in the asset class. As discussed, U.S. dollar-denominated government debt, as represented by the EMBI Global, gained 13.92%, whereas emerging market corporate bonds gained 7.17% and local currency bonds returned 8.64% over the twelve months ended February 29, 2012.

How did you respond to these changing market conditions?

A: A number of adjustments were made to the Fund during the reporting period. We increased our exposure to cash, whereas we reduced the Fund’s allocations to emerging market corporate bonds and local currencies. From a country perspective, the Fund’s exposures to Indonesia, Venezuela, the Philippines and Peru were raised. In contrast, we reduced our allocations to Argentina, Brazil and Russia, while eliminating our positions in Thailand and Hungary. Elsewhere, we further increased our underweight allocation to Eastern European emerging market countries. In terms of currencies, we increased the Fund’s exposures to the Mexican peso, Malaysian ringgit and Indonesian rupiah. Conversely, we pared our allocations to the Brazilian real, Polish zloty and Russian ruble.

The Fund used U.S. Treasury futures to manage our duration and yield curveiii exposure. These aided the Fund’s results during the period. Local currency interest rate swaps, which were utilized to gain exposure to Brazil’s local currency market, did not meaningfully impact the Fund’s performance. Currency forwards, which were used to manage the Fund’s local currency exposure, slightly contributed to results.

Performance review

For the twelve months ended February 29, 2012, Class I shares of Western Asset Emerging Markets Debt Portfolio returned 11.99%. The Fund’s unmanaged benchmark, the EMBI Global, returned 13.92% for the same period. The Lipper Emerging Markets Debt Funds Category Average1 returned 9.09% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 29, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 130 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	3

Performance Snapshot as of February 29, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Emerging Markets Debt Portfolio:
Class A	4.59%	11.57%
Class C	4.16%	11.03%
Class I	4.58%	11.99%
JPMorgan Emerging Markets Bond Index Global	5.51%	13.92%
Lipper Emerging Markets Debt Funds Category Average[1]	2.24%	9.09%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class FI shares is not shown because this share class commenced operations on December 7, 2011.

The 30-Day SEC Yields for the period ended February 29, 2012 for Class A, Class C, Class FI and Class I shares were 3.64%, 3.36%, 3.82% and 4.10%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI and Class I shares would have been 3.40%, 2.94%, 3.78% and 4.04%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 1, 2011, the gross total annual operating expense ratios for Class A, Class C, Class FI and Class I shares were 1.57%, 1.81%, 1.68% and 1.24%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 1.70% for Class C shares, 1.20% for Class FI shares and 0.95% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. Examples of emerging market corporate overweight positions that enhanced the Fund’s results were Brazilian energy company Petrobras, Mexican telecommunication company

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 29, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 175 funds for the six-month period and among the 130 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Fund overview (cont’d)

Grupo Televisa, as well as Brazilian mining company Vale Overseas.

A number of country exposures were positive for performance during the reporting period. In particular, overweights to Peru and Brazil contributed to results given their outperformance versus the EMBI Global. An underweight to Hungary was rewarded, as its credit rating was downgraded during the reporting period given concerns about its economy. Elsewhere, an underweight to Ukraine was beneficial as it lagged the EMBI Global.

What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was sector allocation. Having out-of-benchmark exposures to emerging market corporate bonds and local currencies was not rewarded, as they lagged U.S. dollar-denominated sovereign bonds. In terms of corporate bonds, overweights to Mexican telecommunication company Axtel, Argentinean energy company Pan American and Indian financial services company ICICI bank were drags on results. The Fund’s local currency exposure to the Brazilian real, Mexican peso and Russian ruble detracted from performance as they depreciated against the U.S. dollar.

The Fund’s country allocations, overall, hurt performance as well. In particular, an overweight to Argentina and an out-of-benchmark allocation to India detracted from results given their underperformance versus the EMBI Global. Elsewhere, an underweight to the Philippines hurt performance, as it outperformed the EMBI Global during the reporting period.

Sincerely,

Western Asset Management Company

March 20, 2012

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in high-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of February 29, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of February 29, 2012 were: Sovereign Bonds (55.5%), Energy (15.7%), Materials (9.1%), Telecommunications Services (4.4%) and Utilities (1.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	5

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 29, 2012 and February 28, 2011 and does not include derivatives, such as futures contracts, swap contracts, and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Prior year percentages have been restated to reflect current period classifications.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2011 and held for the six months ended February 29, 2012, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.59%	$1,000.00	$1,045.90	1.25%	$6.36	[3]	Class A	5.00%	$1,000.00	$1,018.65	1.25%	$6.27
Class C	4.16	1,000.00	1,041.60	1.70	8.63	[3]	Class C	5.00	1,000.00	1,016.41	1.70	8.52
Class FI4	6.19	1,000.00	1,061.90	1.20	2.84	[5]	Class FI	5.00	1,000.00	1,018.90	1.20	6.02
Class I	4.58	1,000.00	1,045.80	0.95	4.83	[3]	Class I	5.00	1,000.00	1,020.14	0.95	4.77

[1]	For the six months ended February 29, 2012, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

[4]	For the period December 7, 2011 (commencement of operations) through February 29, 2012.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (84), then divided by 366.

8	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI†	Class I
Twelve Months Ended 2/29/12	11.57%	11.03%	N/A	11.99%
Five Years Ended 2/29/12	N/A	N/A	N/A	9.12
Ten Years Ended 2/29/12	N/A	N/A	N/A	11.78
Inception* through 2/29/12	10.29	7.55	6.19%	11.65

With sales charges[2]	Class A	Class C	Class FI†	Class I
Twelve Months Ended 2/29/12	6.74%	10.03%	N/A	11.99%
Five Years Ended 2/29/12	N/A	N/A	N/A	9.12
Ten Years Ended 2/29/12	N/A	N/A	N/A	11.78
Inception* through 2/29/12	8.06	7.55	6.19%	11.65

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 1/13/10 through 2/29/12)	23.22%
Class C (Inception date of 9/2/10 through 2/29/12)	11.49
Class FI (Inception date of 12/7/11 through 2/29/12)	6.19
Class I (2/28/02 through 2/29/12)	204.56

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI and I shares are January 13, 2010, September 2, 2010, December 7, 2011 and October 17, 1996, respectively.

†	Not annualized.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Emerging Markets Debt Portfolio vs. JPMorgan Emerging Markets Bond Index Global† — February 2002 - February 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Emerging Markets Debt Portfolio on February 28, 2002, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 29, 2012. The hypothetical illustration also assumes a $1,000,000 investment in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”). The EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Spread duration (unaudited)

Economic exposure — February 29, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
IG Credit	— Investment Grade Credit
JPM EMBI Global	— JPMorgan Emerging Markets Bond Index Global
WA EM Debt	— Western Asset Emerging Markets Debt Portfolio

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — February 29, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
IG Credit	— Investment Grade Credit
JPM EMBI Global	— JPMorgan Emerging Markets Bond Index Global
WA EM Debt	— Western Asset Emerging Markets Debt Portfolio

12	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Schedule of investments

February 29, 2012

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 55.5%
Argentina — 3.3%
Republic of Argentina	7.820%	12/31/33	68,915	EUR	$61,883	(a)
Republic of Argentina, Discount Notes	8.280%	12/31/33	2,494,225		1,982,909
Republic of Argentina, GDP Linked Securities	4.191%	12/15/35	580,623	EUR	94,762	(a)(b)
Republic of Argentina, GDP Linked Securities	5.975%	12/15/35	174,522	ARS	5,195	(a)(b)
Republic of Argentina, GDP Linked Securities, Senior Bonds	4.383%	12/15/35	5,000		693	(a)(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	168,000		168,523
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,175,000		1,111,922
Republic of Argentina, Senior Bonds	2.260%	12/31/38	97,024	EUR	41,714
Republic of Argentina, Senior Notes	8.750%	6/2/17	907,758		910,027
Total Argentina					4,377,628
Brazil — 2.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	873,000	BRL	509,858
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,550,000	BRL	1,439,049
Federative Republic of Brazil	7.125%	1/20/37	775,000		1,075,700
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	600,000		708,000
Total Brazil					3,732,607
Chile — 0.9%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	320,000		331,200	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	310,000		318,990	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	560,000		613,200
Total Chile					1,263,390
Colombia — 3.5%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	1,110,000		1,207,125
Republic of Colombia, Senior Bonds	6.125%	1/18/41	1,450,000		1,788,575
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,280,000		1,648,640
Total Colombia					4,644,340
India — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	200,000		191,000	(a)(c)
Indonesia — 4.6%
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	10.750%	5/17/16	6,749,000,000	IDR	913,292	(c)(d)
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	8.250%	7/17/21	12,312,000,000	IDR	1,623,737	(c)(d)
Republic of Indonesia, Notes	5.250%	1/17/42	970,000		1,039,113	(c)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	105,000		127,444	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	13

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	250,000		$291,563	(c)
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	1,528,000,000	IDR	236,299
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	380,000		476,900	(c)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,350,000		1,486,687	(c)
Total Indonesia					6,195,035
Malaysia — 1.6%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	3,720,000	MYR	1,271,943
Government of Malaysia, Senior Bonds	4.262%	9/15/16	2,605,000	MYR	908,419
Total Malaysia					2,180,362
Mexico — 5.5%
Mexican Bonos, Bonds	8.000%	6/11/20	54,156,900	MXN	4,772,713
Mexican Bonos, Bonds	8.500%	11/18/38	7,630,000	MXN	654,166
United Mexican States, Bonds	10.000%	12/5/24	2,250,000	MXN	228,777
United Mexican States, Medium-Term Notes	6.050%	1/11/40	350,000		427,875
United Mexican States, Senior Notes	5.950%	3/19/19	417,000		501,234
United Mexican States, Senior Notes	5.125%	1/15/20	690,000		791,775
Total Mexico					7,376,540
Panama — 1.5%
Republic of Panama	9.375%	4/1/29	177,000		283,819
Republic of Panama	6.700%	1/26/36	1,292,000		1,689,936
Total Panama					1,973,755
Peru — 5.6%
Republic of Peru	8.750%	11/21/33	2,787,000		4,301,734
Republic of Peru, Bonds	7.840%	8/12/20	3,373,000	PEN	1,463,862
Republic of Peru, Bonds	6.550%	3/14/37	208,000		264,680
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	150,000		203,100
Republic of Peru, Senior Bonds	5.625%	11/18/50	510,000		563,550
Republic of Peru, Senior Notes	7.125%	3/30/19	555,000		705,683
Total Peru					7,502,609
Philippines — 0.6%
Republic of Philippines, Senior Bonds	5.500%	3/30/26	640,000		738,400
Poland — 2.5%
Republic of Poland, Senior Notes	6.375%	7/15/19	270,000		317,250
Republic of Poland, Senior Notes	5.125%	4/21/21	980,000		1,055,950
Republic of Poland, Senior Notes	5.000%	3/23/22	1,884,000		2,008,909
Total Poland					3,382,109

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Russia — 6.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	480,000	$507,864	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	129,000	136,489	(c)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	2,137,600	2,554,432	(c)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	4,101,520	4,901,316	(c)
Total Russia				8,100,101
Sri Lanka — 0.4%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	520,000	506,516	(c)
Turkey — 7.6%
Republic of Turkey, Notes	6.750%	5/30/40	1,560,000	1,684,800
Republic of Turkey, Senior Bonds	5.625%	3/30/21	3,590,000	3,751,550
Republic of Turkey, Senior Notes	7.500%	7/14/17	1,660,000	1,913,150
Republic of Turkey, Senior Notes	7.500%	11/7/19	1,370,000	1,616,600
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,147,000	1,258,832
Total Turkey				10,224,932
Venezuela — 9.0%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,536,000	5,018,384	(c)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	73,000	63,693
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	2,595,000	2,361,450
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	5,505,000	4,687,507	(c)
Total Venezuela				12,131,034
Total Sovereign Bonds (Cost — $70,080,216)				74,520,358
Corporate Bonds & Notes — 34.2%
Consumer Discretionary — 1.4%
Media — 1.4%
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	150,000	159,000	(c)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,120,000	1,330,868
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	270,000	318,600
Total Consumer Discretionary				1,808,468
Consumer Staples — 0.3%
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	370,000	360,750	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	15

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 15.7%
Oil, Gas & Consumable Fuels — 15.7%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	505,740	$545,314	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	850,000	1,073,125
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	400,000	429,184	(c)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	320,000	343,347	(c)
KazMunayGas Finance Sub BV, Senior Notes	11.750%	1/23/15	250,000	304,438	(c)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	360,000	449,201	(c)
KazMunayGas National Co., Notes	7.000%	5/5/20	320,000	369,600	(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	330,000	358,875	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	750,000	811,500	(c)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	220,000	247,500	(c)
Mubadala Development Co., Senior Secured Bonds	5.888%	6/15/19	84,290	90,886	(c)
Novatek Finance Ltd., Notes	6.604%	2/3/21	600,000	652,500	(c)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	220,000	240,900	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	657,000	696,420	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	190,000	201,400	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,288,000	2,631,200
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	100,000	104,795
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	780,000	842,492
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	785,000	932,925
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	520,000	606,700
Petroleos Mexicanos, Notes	8.000%	5/3/19	160,000	200,800
Petroleos Mexicanos, Senior Notes	6.000%	3/5/20	350,000	398,125
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,250,000	1,377,250
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	200,000	209,900	(c)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	200,000	227,080	(c)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	550,000	674,575	(c)
Petronas Capital Ltd.	5.250%	8/12/19	650,000	737,262	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,360,000	1,542,580	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	650,000	697,125	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	650,000	773,500	(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	810,000	790,063	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	100,000	112,750	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,260,000	1,461,600	(c)
Total Energy				21,134,912

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 1.5%
Building Products — 0.2%
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	300,000	$316,500	(c)
Construction & Engineering — 0.9%
Odebrecht Finance Ltd.	6.000%	4/5/23	400,000	411,000	(c)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	500,000	551,250	(c)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	200,000	220,500	(c)
Total Construction & Engineering				1,182,750
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	480,000	471,341	(c)
Total Industrials				1,970,591
Materials — 9.1%
Chemicals — 0.5%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	430,000	477,300	(c)
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	200,000	209,500	(c)
Total Chemicals				686,800
Containers & Packaging — 0.4%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	590,000	579,675	(c)
Metals & Mining — 7.2%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	630,000	652,717	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	500,000	551,250	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000	110,250	(c)
Evraz Group SA, Notes	8.250%	11/10/15	100,000	106,750	(c)
Evraz Group SA, Notes	6.750%	4/27/18	1,925,000	1,908,156	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	360,000	403,200	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000	66,891
Southern Copper Corp., Senior Notes	6.750%	4/16/40	959,000	1,054,289
Vale Overseas Ltd., Notes	8.250%	1/17/34	318,000	437,551
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,356,000	2,900,901
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000	146,300	(c)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	38,000	39,710	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	690,000	665,850	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	620,000	626,200	(c)
Total Metals & Mining				9,670,015
Paper & Forest Products — 1.0%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	215,000	255,496
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	415,000	422,365	(c)
Empresas CMPC SA, Notes	4.750%	1/19/18	230,000	242,235	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	17

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	240,000	$251,700	(c)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	160,000	158,400	(c)
Total Paper & Forest Products				1,330,196
Total Materials				12,266,686
Telecommunication Services — 4.4%
Diversified Telecommunication Services — 3.8%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	325,000	284,375	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	50,000	43,750	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	2,517,000	2,202,375	(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	200,000	206,240	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	430,000	439,675	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,010,000	1,089,487	(c)
Vimpel Communications, Notes	6.493%	2/2/16	200,000	206,500	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	240,000	252,600	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Senior Notes	9.125%	4/30/18	300,000	327,750	(c)
Total Diversified Telecommunication Services				5,052,752
Wireless Telecommunication Services — 0.6%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	330,000	374,550	(c)
Oi S.A., Senior Notes	5.750%	2/10/22	290,000	297,975	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	197,100	(c)
Total Wireless Telecommunication Services				869,625
Total Telecommunication Services				5,922,377
Utilities — 1.8%
Electric Utilities — 0.6%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	130,000	152,425	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	480,000	589,200	(c)
Total Electric Utilities				741,625
Gas Utilities — 0.3%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	360,000	379,800	(c)
Independent Power Producers & Energy Traders — 0.6%
AES Gener SA, Notes	5.250%	8/15/21	300,000	315,000	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	400,000	431,066	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	107,766	(c)
Total Independent Power Producers & Energy Traders				853,832

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Schedule of investments (cont’d)

February 29, 2012

Western Asset Emerging Markets Debt Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Multi-Utilities — 0.3%
E-CL SA, Notes	5.625%	1/15/21	100,000	$108,815	(c)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	220,000	263,450	(c)
Total Multi-Utilities				372,265
Total Utilities				2,347,522
Total Corporate Bonds & Notes (Cost — $43,669,459)				45,811,306
Total Investments before Short-Term Investments (Cost — $113,749,675)				120,331,664
Short-Term Investments — 2.6%
U.S. Government Agencies — 2.6%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $3,498,977)	0.080%	7/11/12	3,500,000	3,499,101	(e)
Total Investments — 92.3% (Cost — $117,248,652#)				123,830,765
Other Assets in Excess of Liabilities — 7.7%				10,383,078
Total Net Assets — 100.0%				$134,213,843

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $117,713,213.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	19

Western Asset Emerging Markets Debt Portfolio

Summary of Investments by Country** (unaudited)
Mexico	14.1%
Russia	13.1
Brazil	12.2
Venezuela	9.8
Turkey	8.3
Indonesia	6.3
Peru	6.1
Colombia	5.3
Argentina	4.3
Malaysia	3.6
Chile	3.1
Poland	2.7
India	2.0
Panama	1.6
Kazakhstan	1.5
Qatar	0.8
Philippines	0.6
Trinidad and Tobago	0.5
United Arab Emirates	0.5
Sri Lanka	0.4
China	0.4
Short-Term Investments	2.8
100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of February 29, 2012 and are subject to change.

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Statement of assets and liabilities

February 29, 2012

Assets:
Investments, at value (Cost — $117,248,652)	$123,830,765
Foreign currency, at value (Cost — $366,636)	370,850
Cash	5,883,566
Receivable for Fund shares sold	2,840,303
Interest receivable	1,980,947
Deposits with brokers for open futures contracts	30,000
Receivable for securities sold	8,816
Unrealized appreciation on forward foreign currency contracts	4,845
Prepaid expenses	56,727
Total Assets	135,006,819

Liabilities:
Payable for Fund shares repurchased	411,375
Payable for securities purchased	222,683
Investment management fee payable	68,029
Accrued foreign capital gains tax	7,988
Payable to broker — variation margin on open futures contracts	3,496
Service and/or distribution fees payable	2,451
Unrealized depreciation on forward foreign currency contracts	557
Accrued expenses	76,397
Total Liabilities	792,976
Total Net Assets	$134,213,843

Net Assets:
Par value (Note 7)	$239
Paid-in capital in excess of par value	129,879,537
Undistributed net investment income	841,315
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(3,089,901)
Net unrealized appreciation on investments, futures contracts and foreign currencies	6,582,653
Total Net Assets	$134,213,843

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	21

Shares Outstanding:
Class A	1,895,175
Class C	186,483
Class FI	99,736
Class I	21,720,736

Net Asset Value:
Class A (and redemption price)	$5.64
Class C*	$5.64
Class FI (and redemption price)	$5.63
Class I (and redemption price)	$5.61
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.89

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Statement of operations

For the Year Ended February 29, 2012

Investment Income:
Interest	$5,734,983
Less: Foreign taxes withheld	(4,746)
Total Investment Income	5,730,237

Expenses:
Investment management fee (Note 2)	684,801
Registration fees	56,869
Audit and tax	48,650
Transfer agent fees (Note 5)	46,533
Shareholder reports	32,740
Custody fees	23,952
Service and/or distribution fees (Notes 2 and 5)	14,335
Fund accounting fees	9,631
Legal fees	7,307
Insurance	1,956
Trustees’ fees	1,550
Miscellaneous expenses	3,825
Total Expenses	932,149
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(48,415)
Net Expenses	883,734
Net Investment Income	4,846,503

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	69,560
Futures contracts	134,745
Swap contracts	2,802
Foreign currency transactions	6,268
Net Realized Gain	213,375
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,951,531
Futures contracts	(12,742)
Swap contracts	370
Foreign currencies	4,409
Change in Net Unrealized Appreciation (Depreciation)	5,943,568
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	6,156,943
Increase in Net Assets from Operations	$11,003,446

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	23

Statements of changes in net assets

For the Year Ended February 29, 2012 and the Year Ended February 28, 2011	2012	2011

Operations:
Net investment income	$4,846,503	$2,079,047
Net realized gain	213,375	211,731
Change in net unrealized appreciation (depreciation)	5,943,568	109,157
Increase in Net Assets From Operations	11,003,446	2,399,935

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,605,723)	(1,732,224)
Decrease in Net Assets From Distributions to Shareholders	(4,605,723)	(1,732,224)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	96,806,611	49,564,907
Reinvestment of distributions	2,635,151	922,734
Cost of shares repurchased	(34,944,239)	(6,082,609)
Increase in Net Assets From Fund Share Transactions	64,497,523	44,405,032
Increase in Net Assets	70,895,246	45,072,743

Net Assets:
Beginning of year	63,318,597	18,245,854
End of year*	$134,213,843	$63,318,597
* Includes undistributed net investment income of:	$841,315	$521,901

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010[3]

Net asset value, beginning of year	$5.30	$4.93	$4.94

Income (loss) from operations:
Net investment income	0.27	0.29	0.04
Net realized and unrealized gain (loss)	0.32	0.24	(0.05)
Total income (loss) from operations	0.59	0.53	(0.01)

Less distributions from:
Net investment income	(0.25)	(0.16)	—
Total distributions	(0.25)	(0.16)	—

Net asset value, end of year	$5.64	$5.30	$4.93
Total return[4]	11.57%	10.67%	(0.20)%

Net assets, end of year (000s)	$10,685	$991	$105

Ratios to average net assets:
Gross expenses	1.40%	1.57%	1.56%[5]
Net expenses[6,7,8]	1.25	1.25	1.25 [5]
Net investment income	4.95	5.40	5.74 [5]

Portfolio turnover rate	16%	21%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the period January 13, 2010 (commencement of operations) to February 28, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2012[2]	2011[3]

Net asset value, beginning of year	$5.29	$5.40

Income (loss) from operations:
Net investment income	0.25	0.13
Net realized and unrealized gain (loss)	0.32	(0.11)
Total income from operations	0.57	0.02

Less distributions from:
Net investment income	(0.22)	(0.13)
Total distributions	(0.22)	(0.13)

Net asset value, end of year	$5.64	$5.29
Total return[4]	11.03%	0.41%

Net assets, end of year (000s)	$1,053	$735

Ratios to average net assets:
Gross expenses	1.98%	1.81%[5]
Net expenses[6,7,8]	1.68	1.70 [5]
Net investment income	4.61	4.88 [5]

Portfolio turnover rate	16%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2012.

[3]	For the period September 2, 2010 (commencement of operations) to February 28, 2011.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

26	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class FI Shares[1]	2012[2]

Net asset value, beginning of year	$5.40

Income from operations:
Net investment income	0.05
Net realized and unrealized gain	0.28
Total income from operations	0.33

Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)

Net asset value, end of year	$5.63
Total return[3]	6.19%

Net assets, end of year (000s)	$561

Ratios to average net assets:
Gross expenses[4]	1.25%
Net expenses[4,5,6,7]	1.20
Net investment income[4]	4.65

Portfolio turnover rate	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 7, 2011 (commencement of operations) through February 29, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	27

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1,2]	2012[3]	2011	2010	2009	2008[3]

Net asset value, beginning of year	$5.28	$4.93	$3.51	$4.90	$4.94

Income (loss) from operations:
Net investment income	0.29	0.31	0.32	0.32	0.32
Net realized and unrealized gain (loss)	0.32	0.23	1.31	(1.31)	0.02
Total income (loss) from operations	0.61	0.54	1.63	(0.99)	0.34

Less distributions from:
Net investment income	(0.28)	(0.19)	(0.21)	(0.36)	(0.30)
Net realized gains	—	—	—	(0.04)	(0.08)
Total distributions	(0.28)	(0.19)	(0.21)	(0.40)	(0.38)

Net asset value, end of year	$5.61	$5.28	$4.93	$3.51	$4.90
Total return[4]	11.99%	11.00%	46.61%	(20.67)%	6.99%

Net assets, end of year (000s)	$121,915	$61,593	$18,141	$19,710	$29,124

Ratios to average net assets:
Gross expenses	1.00%	1.24%	1.95%	1.21%	1.34%
Net expenses[5,6]	0.95 [7]	0.95 [7]	0.95 [7]	0.75 [8]	0.75 [8]
Net investment income	5.33	5.85	7.03	7.48	6.38

Portfolio turnover rate	16%	21%	62%	35%	71%

[1]	Effective June 11, 2008, existing shares of the Fund were redesignated Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the year ended February 29.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets did not exceed 0.75%.

See Notes to Financial Statements.

28	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Portfolio (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	29

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$74,520,358	—	$74,520,358
Corporate bonds & notes	—	45,811,306	—	45,811,306
Total long-term investments	—	$120,331,664	—	$120,331,664
Short-term investments†	—	3,499,101	—	3,499,101
Total investments	—	$123,830,765	—	$123,830,765
Other financial instruments:
Forward foreign currency contracts	—	$4,845	—	$4,845
Total	—	$123,835,610	—	$123,835,610

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$3,065	—	—	$3,065
Forward foreign currency contracts	—	$557	—	557
Total	$3,065	$557	—	$3,622

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that

30	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	31

denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the year ended February 29, 2012, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an

32	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	33

investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Other risks. Consistent with its objective to maximize total return, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 29, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $557. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

34	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 29, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of February 29, 2012, there were $7,988 of capital gains tax liabilities accrued on unrealized gains.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	35

These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$78,634	$(78,634)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, C, FI, and I shares did not exceed 1.25%, 1.70%, 1.20%, and 0.95%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended February 29, 2012, fees waived and/or expenses reimbursed amounted to $48,415.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

36	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 29, 2012, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the year ended February 29, 2012, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 29, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$69,287,842
Sales	13,914,115

At February 29, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,699,757
Gross unrealized depreciation	(582,205)
Net unrealized appreciation	$6,117,552

At February 29, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U.S. Treasury 10-Year Notes	8	6/12	$1,050,690	$1,047,625	$(3,065)

At February 29, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	JPMorgan Chase & Co.	2,070,000	$1,185,139	5/15/12	$4,845

Contracts to Sell:
Euro	JPMorgan Chase & Co.	146,930	195,764	3/15/12	(557)
Net unrealized gain on open forward foreign currency contracts					$4,288

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	37

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 29, 2012.

ASSET DERIVATIVES[1]
			Foreign Exchange Risk
Forward foreign currency contracts			$4,845
LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$3,065	—	$3,065
Forward foreign currency contracts	—	$557	557
Total	$3,065	$557	$3,622

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 29, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$134,745	—	$134,745
Swap contracts	2,802	—	2,802
Forward foreign currency contracts	—	$30,700	30,700
Total	$137,547	$30,700	$168,247
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(12,742)	—	$(12,742)
Swap contracts	370	—	370
Forward foreign currency contracts	—	$(1,745)	(1,745)
Total	$(12,372)	$(1,745)	$(14,117)

38	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

During the year ended February 29, 2012, the volume of derivative activity for the Fund was as follows:

	Average Market Value
Forward foreign currency contracts (to buy)	$2,309,383
Forward foreign currency contracts (to sell)	1,991,485
Futures contracts (to buy)	1,010,279

	Average Notional Balance†
Interest rate swap contracts‡	565,769	BRL

†	Notional amounts are denominated in U.S. dollars, unless otherwise noted.

‡	At February 29, 2012, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, C and FI shares calculated at the annual rate of 0.25%, 0.70% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended February 29, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$8,523	$6,631
Class C	5,734	2,661
Class FI1	78	1
Class I	—	37,240
Total	$14,335	$46,533

[1]	For the period December 7, 2011 (commencement of operations) to February 29, 2012.

For the year ended February 29, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$5,080
Class C	2,403
Class FI1	17
Class I	40,915
Total	$48,415

[1]	For the period December 7, 2011 (commencement of operations) to February 29, 2012.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	39

6. Distributions to shareholders by class

	Year Ended February 29, 2012		Year Ended February 28, 2011
Net Investment Income:
Class A	$154,122		$24,522
Class C	32,745		17,078	[1]
Class FI	1,024	[2]	—
Class I	4,417,832		1,690,624
Total	$4,605,723		$1,732,224

[1]	For the period September 2, 2010 (commencement of operations) to February 28, 2011.

[2]	For the period December 7, 2011 (commencement of operations) to February 29, 2012.

7. Shares of beneficial interest

At February 29, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 29, 2012				Year Ended February 28, 2011
	Shares		Amount		Shares		Amount
Class A
Shares sold	1,965,296		$10,690,892		196,827		$1,082,888
Shares issued on reinvestment	28,846		152,983		4,529		23,994
Shares repurchased	(285,901)		(1,535,153)		(35,677)		(189,329)
Net increase	1,708,241		$9,308,722		165,679		$917,553

Class C
Shares sold	128,142		$692,708		171,254	[1]	$939,192	[1]
Shares issued on reinvestment	6,145		32,745		3,222	[1]	17,078	[1]
Shares repurchased	(86,646)		(471,079)		(35,634)	[1]	(189,485)	[1]
Net increase	47,641		$254,374		138,842	[1]	$766,785	[1]

Class FI
Shares sold	99,729	[2]	$550,511	[2]	—		—
Shares issued on reinvestment	7	[2]	39	[2]	—		—
Net increase	99,736	[2]	$550,550	[2]	—		—

Class I
Shares sold	15,669,463		$84,872,500		8,882,113		$47,542,827
Shares issued on reinvestment	463,769		2,449,384		167,949		881,662
Shares repurchased	(6,068,117)		(32,938,007)		(1,073,335)		(5,703,795)
Net increase	10,065,115		$54,383,877		7,976,727		$42,720,694

[1]	For the period September 2, 2010 (commencement of operations) to February 28, 2011.

[2]	For the period December 7, 2011 (commencement of operations) to February 29, 2012.

40	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class FI	Class I
3/29/2012 3/30/2012	$0.047618	$0.041362	$0.049887	$0.050470

The tax character of distributions paid during the fiscal years ended February 29, 2012 and February 28, 2011 was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$4,605,723	$1,732,224

As of February 29, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,032,059
Capital loss carryforward*	(2,652,668)
Other book/tax temporary differences(a)	(163,416)
Unrealized appreciation (depreciation)(b)	6,118,092
Total accumulated earnings (losses) — net	$4,334,067

*	During the taxable year ended February 29, 2012, the Fund utilized $ 371,692 of its capital loss carryforward available from prior years. As of February 29, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
2/28/2018	$(2,652,668)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the deferral of post-October capital losses for tax purposes, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	41

breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the court on October 20, 2011, terminating the litigation.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market

42	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

Western Asset Emerging Markets Debt Portfolio 2012 Annual Report	43

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Compliant would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

44	Western Asset Emerging Markets Debt Portfolio 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Emerging Markets Debt Portfolio, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of February 29, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Debt Portfolio as of February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 17, 2012

Western Asset Emerging Markets Debt Portfolio	45

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Emerging Markets Debt Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as

46	Western Asset Emerging Markets Debt Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against

Western Asset Emerging Markets Debt Portfolio	47

its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as emerging markets debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2011 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of institutional funds (including the Fund) classified as emerging markets debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and its Actual Management Fee was below the median. The Board noted that the Fund’s actual total expense ratio was

48	Western Asset Emerging Markets Debt Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2013.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not have breakpoints, the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by other funds in the same Lipper investment classification/objective at all asset levels. The Board also noted that the Fund’s Contractual Management Fee was at the median of its expense group and the Actual Management Fee was below the median of its expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Emerging Markets Debt Portfolio	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Emerging Markets Debt Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

50	Western Asset Emerging Markets Debt Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None

Western Asset Emerging Markets Debt Portfolio	51

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

52	Western Asset Emerging Markets Debt Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment advisers) (since 2002)
Number of funds in fund complex overseen by Trustee	160
Other board memberships held by Trustee during past five years	None
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Emerging Markets Debt Portfolio	53

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

54	Western Asset Emerging Markets Debt Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Vice President and Controller within the Global Oversight group for certain mutual funds associated with Legg Mason & Co. or its affiliates (2010-2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (2006 to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset

Emerging Markets Debt Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Emerging Markets Debt Portfolio

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Emerging Markets Debt Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Emerging Markets Debt Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX010879 4/12 SR12-1634

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2011 and February 29, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $201,200 in 2011 and $209,700 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $26,250 in 2011 and $13,500 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Income Trust

Date: April 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: April 25, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of Legg Mason Partners Income Trust

Date: April 25, 2012